Operating Leases (Tables)	12 Months Ended
Dec. 31, 2016
Leases [Abstract]
Summary of Expected Operating Lease Payments
The following table is a summary of expected operating lease payments for Cleco and Cleco Power:

(THOUSANDS)	CLECO HOLDINGS	CLECO POWER	TOTAL
Year ending Dec. 31,
2017	$315	$6,505	$6,820
2018	313	2,939	3,252
2019	—	2,823	2,823
2020	—	2,801	2,801
2021	—	2,396	2,396
Thereafter	—	3,301	3,301
Total operating lease payments	$628	$20,765	$21,393